Amana Mutual Funds Trust

Income Fund & Growth Fund

Statement of Additional Information

August 20, 2007

1300 N. State Street
Bellingham, Washington 98225

360/594-9900
888/73-AMANA

This Statement of Additional Information is not a Prospectus. It provides additional information concerning the Trust, the Income Fund and the Growth Fund that is not included in the Prospectus. It should be read in conjunction with the Prospectus. You may obtain a Prospectus dated August 20, 2007 and shareowner Annual and Semi-Annual reports without charge by writing to the address shown above, calling toll-free to the number shown above, and on the Internet at http://www.amanafunds.com.

TABLE OF CONTENTS:
Trust History	3
Fund Descriptions, Investments and Risks	3
Management of the Trust	5
Principal Holders of Securities	8
Investment Advisory and Other Services	9
Brokerage Allocation	11
Capital Stock	11
Purchase, Redemption and Pricing of Shares	11
Taxation of the Trust	12
Underwriters	13
Calculation of Performance Data	14
Yield Quotation	15
Financial Statements	15

2	Amana Mutual Funds Trust: Statement of Additional Information	August 20, 2007

TRUST HISTORY

Amana Mutual Funds Trust (the “Trust”) was organized as an Indiana Business Trust on July 26, 1984. The Income Fund commenced operations on June 23, 1986. The Growth Fund began operations on February 3, 1994.

FUND DESCRIPTIONS, INVESTMENTS AND RISKS

Classification
Amana Mutual Funds Trust is designed to meet the needs of various investors, and the particular needs of Muslims by investing in accordance with Islamic principles. The Trust is open to any investor.

The Trust is technically known as an “open-end diversified management investment company.” It is a “series trust” that presently offers two separate funds for investors: Growth Fund and Income Fund.

Investment Strategies and Risks
The Prospectus describes the investment strategies and risks of those strategies.

Fund Policies
The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles. The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective. In accordance with Islamic principles, the Funds shall not make any investments that pay interest. The investment objective(s) of a Fund are fundamental, and cannot be changed without approval by vote of a majority of the outstanding shares of the Fund.

The Funds pursue these investment objectives by purchasing equity securities. While the Funds may purchase preferred stocks and engage in covered option writing, they currently do not do so.

The Funds may use short-term income producing investments to the extent the Board of Trustees and the consultant on Islamic principles agree that those investments are consistent with Islamic principles. Short-term investments are securities that mature or have a remaining maturity of twelve months or less from the date of purchase. The Adviser does not know of any short-term investments that meet Islamic requirements that are currently available in the United States. Most ordinary mutual funds use a variety of interest investments for short-term needs. Islamic principles prohibit the use of these interest-producing investments. If short-term Islamic investments become available in the future, the Funds have the power to use them.

In accordance with Islamic principles, the Funds shall not purchase bonds, debentures, or other interest paying obligations of indebtedness. The Funds may not make loans, lend portfolio securities, make short sales, borrow money, or purchase or sell options, except that they may sell covered call options and purchase call options for the purpose of terminating call options previously sold. These restrictions are fundamental policies and may not be changed without prior approval by vote of a majority of the outstanding shares of a Fund.

The Adviser selects investments in companies that to its knowledge do not violate the requirements of the Islamic faith at the time of investment. To insure that investments meet the requirements of the Islamic faith, the Adviser follows guidelines established by the Fiqh Council of North America (FCNA), a non-profit organization serving the Muslim community. Whenever the Adviser learns that a company whose stock it wishes to purchase or continue holding for a Fund has activities (through acquisition or otherwise) that it believes are not permitted by Islamic principles, the Adviser notifies the Board of Trustees. The Board determines whether the stock of that company should be divested by the Fund. Immediate divesting may have an adverse impact on the investment performance of a Fund. The following “non-fundamental” policies were established by the Trustees, and may be changed by them as allowed by law:

(i) Each Fund has the power to use covered call options, as a method to increase the income received from common and preferred stocks owned by that Fund. The Funds may sell (write) covered call options and purchase call options to close out call options previously written. The Trustees currently have, by policy, suspended the use of call options.

(ii) Each Fund has authority to invest up to 10% of its assets in foreign securities not traded publicly in the US. While the Funds may occasionally invest in such foreign securities, current policy limits such investments to 5% of fund assets.

The Funds intend to invest only in foreign securities available for trading and settlement in the United States, primarily in American Depositary Receipts (ADRs) for foreign securities. These are certificates issued by United States banks, representing the right to receive securities of the foreign issuer deposited in that bank or a correspondent bank. The Adviser does not plan to invest Fund assets in foreign securities that are not traded and settled in the US. There is no limit on the portion of assets invested in ADRs.

(iii) The Funds shall not purchase

securities on margin;
“restricted securities” (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable);

August 20, 2007	Amana Mutual Funds Trust: Statement of Additional Information	3

or
oil, gas or other mineral exploration leases and programs.

In addition, the Funds shall not

purchase real estate;
purchase real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or Nasdaq’s National Market System);
purchase commodities or commodity contracts;
borrow, lend, or issue senior securities;
act as a securities underwriter;
purchase securities of any issuer in excess of 5% of the value of a Fund; or
purchase more than 10% of the outstanding voting securities of any issuer or concentrate their investments in a single industry beyond 25% of the total value of a Fund.

Also,

no Fund shall purchase or retain securities of any issuer if the officers or trustees of the Trust or its Adviser owning beneficially more than one half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer;
no Fund shall invest in the securities of other investment companies, except by purchase in the open market where no commission or profit results from the purchase other than the customary broker’s commission or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; and
no Fund shall invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

(iv) The Funds’ investments in warrants, valued at the lower of cost or market, shall not exceed 5% of the value of a Fund’s net assets. Included within that amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

(v) The Trustees have also instructed that investments not be made in preferred stocks.

(vi) The Trustees have also instructed that the Funds should favor no-debt and low-debt companies.

Temporary Defensive Position
The Funds may use short-term income producing investments to the extent the Board of Trustees and the consultant on Islamic principles agree that those investments are consistent with Islamic principles. Short-term investments that meet Islamic and mutual fund requirements are currently limited in the United States. Accordingly, assets are primarily held in cash at the custodian when the Adviser implements a defensive position.

Portfolio Turnover
The Trust places no formal restrictions on portfolio turnover and will buy or sell investments according to the Adviser’s appraisal of the factors affecting the market and the economy. The portfolio turnover rate for the Income Fund for the fiscal years ended May 31, 2007 and 2006, was 14% and 10%, respectively. The turnover rate for the Growth Fund for the fiscal years ended May 31, 2007 and 2006, was 9% and 5%, respectively.

The Trustees have adopted a policy that seeks to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offset capital gains with losses and (3) sell highest-cost tax-lots first.

Disclosure of Portfolio Holdings
The Funds publish their portfolio holdings on the Internet (www.amanafunds.com) after each month-end. They publish annual and semi-annual reports containing portfolio holdings. They file periodic reports with the SEC containing portfolio holdings, which may be published on the Internet. They may provide dealers, financial services and reporters with month-end portfolio holdings. The Funds do not disclose mid-month portfolio holdings. Neither the Adviser, the Funds, nor any affiliated party shall receive any compensation or consideration in connection with the disclosure of portfolio holdings. Information about open trades, strategies, and investment programs is proprietary information of the Adviser and kept confidential.

In view of these Fund policies, it is unlikely that a conflict of interest between the interests of the Funds, the Adviser or any affiliated person of the Funds or the Adviser may arise. However, should the President of the Adviser become aware that a potential conflict of interest may exist in connection with portfolio disclosures, he will promptly consult with the Chairman of the Fund’s Board of Trustees with regard to action to be taken. For further information about conflicts of interest, see the “Portfolio Manager” section beginning on page 9.

4	Amana Mutual Funds Trust: Statement of Additional Information	August 20, 2007

MANAGEMENT OF THE TRUST

Board of Trustees
A Board of six Trustees manages the Trust: Nicholas Kaiser, Talat M. Othman, Samir I. Salah, Iqbal Unus, Abdul Wahab, and Abid Malik. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution and serve on any committees of the Trust.

Management Information
Starting with the Independent Trustees, the Trustees and officers are listed in the following table.

(1) Name, Address, and Age	(2) Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	(3) Principal Occupation(s) during past 5 years, including Directorships	(4) Dollar Range of Securities in the Funds of the Trust at Dec. 31, 2006	(5) Dollar Range of Equity Securities in all Saturna Fundsat Dec. 31, 2006

INDEPENDENT TRUSTEES
Talat M. Othman 3432 Monitor Lane Long Grove IL 60047 Age: 71	Chairman, Trustee (since 2001); Two	Chairman, Grove Financial, Inc. (financial services)	Income: $10,001-$50,000	$10,001-$50,000

Samir I. Salah 501 Merlins Lane Herndon VA 20170 Age: 69	Trustee (since 2001); Two	President, Piedmont Management Services, Inc. (accounting services)	Growth: $1-$10,000	$1-$10,000

Iqbal Unus, Ph.D. 500 Grove Street Herndon VA 22070 Age: 63	Trustee (since 1986); Two	Director, The International Islamic Forum for Science, Technology & Human Resources Development	Income: $50,001-$100,000 Growth: $50,001-$100,000	over $100,000

Abdul Wahab 1100 Wright Road Lynwood CA 90262 Age: 59	Trustee (since 2005); Two	President, Wasatch Company (Manufacturer and distributor of linen supplies and apparel)	Income: $10,001-$50,000	$10,001-$50,000

Abid Malik 3480 Notre Dame Drive Santa Clara CA 95051 Age: 49	Trustee (since 2006); Two	CEO, eBanyan, Inc. (eCommerce software development)	Income: $10,001-$50,000 Growth: $10,001-$50,000	$50,001-$100,000

INTERESTED TRUSTEE
Nicholas F. Kaiser*, CFA 1300 N. State Street Bellingham WA 98225 Age: 61	President and Trustee (since 1989); Eight	President, Saturna Capital Corporation (the Trust’s investment adviser) President, Saturna Brokerage Services, Inc. (the Trust’s distributor)	Income: over $100,000 Growth: $10,001-$50,000	over $100,000

OFFICERS WHO ARE NOT TRUSTEES
Monem A. Salam, MBA* 1300 N. State Street Bellingham WA 98225 Age: 35	Vice President (since 2003)	Director of Islamic Investing, Saturna Capital Corporation (the Trust’s investment adviser) [since 2003] Registered Representative, Morgan Stanley [1999-2003]	Income: $1-$10,000 Growth: $10,001 - $50,000	$10,001 -$50,000

Christopher R. Fankhauser* 1300 N. State Street Bellingham WA 98225 Age: 35	Treasurer (since 2002)	Chief Operations Officer, Saturna Capital Corporation (the Trust’s investment adviser)	Income: $1-$10,000 Growth: $1-$10,000	$10,001-$50,000

Ethel B. Bartolome* 1300 N. State Street Bellingham WA 98225 Age: 34	Secretary (since 2003)	Corporate Administrator, Saturna Capital Corporation (the Trust’s investment adviser)	Growth: $1-$10,000	$1-$10,000

James D. Winship*, Esq. 1300 N. State Street Bellingham WA 98225 Age: 59	Chief Compliance Officer (since 2004)	Private Practice & Adjunct Professor, University of Washington School of Business and Seattle Pacific University	Income: $1-$10,000 Growth: $1-$10,000	$1-$10,000

*Mr. Kaiser, Mr. Salam, Mr. Fankhauser, Mrs. Bartolome and Mr. Winship are “interested persons” of the Trust as employees of the Adviser. Messrs. Kaiser, Fankhauser, Winship and Mrs. Bartolome hold the same positions with Saturna Investment Trust, which has six fund portfolios, and is also managed by Saturna Capital Corporation.

August 20, 2007	Amana Mutual Funds Trust: Statement of Additional Information	5

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time. An audit committee, consisting of all Independent Trustees (Salah, Othman, Wahab, Unus and Malik), held one meeting during the fiscal year. The audit committee operates under a specific charter, selects the independent registered public accounting firm and reviews all audit reports. A marketing committee, consisting of Independent Trustees Othman and Wahab, did not meet during the fiscal year.

A nominating committee, consisting of Independent Trustees Unus and Othman, held one meeting during the fiscal year. Shareowners wishing to recommend nominees may do so by sending written information to Dr. Unus at his address as given above.

Compensation
Their respective employers pay the salaries of officers of the Trust, not the Trust; except Mr. Winship (General Counsel and Chief Compliance Officer of the Adviser and Chief Compliance Officer of the Trust), for whose services the Trust incurs expense. Effective as of June 1, 2007 the Independent Trustees are paid $1,000 per quarter, in arrears, plus $500 per board meeting attended (in person or by phone), plus reimbursement of travel expenses, by the Trust. The Trustees are also paid $250 for committee meetings not held in conjunction with a board meeting (no compensation is paid for committee meetings held in conjunction with board meetings) by the Trust. The Board Chairman and each committee’s Chairman is paid an additional $500 per quarter, in arrears, by the Trust. For the fiscal year ended May 31, 2007, no Trustee compensation expenses, nor any pension or retirement benefits, were incurred.

Code of Ethics
The Trust, its investment adviser Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204a1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on the investing in common stocks that may be purchased by the Funds. A copy of the Code is available without charge by contacting the Trust or Saturna Capital Corporation, and is available on the Trust’s website.

Proxy Voting Policies
The proxy voting guidelines below summarize Saturna Capital’s positions on various issues of concern to investors, and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted on proposals dealing with particular issues.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Adviser may not vote in strict adherence to these guidelines. Regardless of these guidelines, the Adviser will always attempt to vote consistent with specific investment objectives and policies of the Funds.

Saturna Capital’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders. Voting proxies is a responsibility of a Fund’s portfolio manager.

These guidelines are reviewed and approved annually by the Trustees. The portfolio manager will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with company management) or uncertainty of direction to the Trustees for resolution. Disclosure of the proxy voting record is a responsibility of the Trust’s secretary. Information is filed on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling Saturna Capital at 800-SATURNA; (2) on the Trust’s website at http://www.amanafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

By the following general categories, absent special circumstances, proxies will be voted:

• Governance

For proposals calling for a majority of the directors to be independent of management.
For proposals seeking to increase the independence of board nominating, audit, and compensation committees.
In accordance with the recommendation of the company’s board of directors on all shareholder proposals, except it will vote for shareholder proposals that are consistent with these proxy voting guidelines.
For the election of the company’s nominees for director, except it will withhold votes for nominees it considers insufficiently committed or competent.
Against proposals to elect directors on a staggered schedule.

• Business Transactions

On a case-by-case basis on board-approved proposals to effect acquisitions, mergers, reincorporations, reorganizations, and other transactions.
Against proposals to adopt anti-takeover measures.
On a case-by-case basis on proposals to amend a company’s charter or bylaws.
Against authorization to transact other unidentified, substantive business at the meeting.

• Capitalization

On a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except it will normally vote:

6	Amana Mutual Funds Trust: Statement of Additional Information	August 20, 2007

For proposals relating to the authorization of additional common stock. For proposals to effect stock splits. For proposals authorizing share repurchase programs.
• Executive Compensation
On a case-by-case basis on board-approved proposals relating to executive compensation.
For compensation programs that relate executive compensation to a company’s long-term performance.
For stock option plans unless they could result in massive dilution or have other provisions clearly not in the interest of existing shareholders.

August 20, 2007	Amana Mutual Funds Trust: Statement of Additional Information	7

PRINCIPAL HOLDERS OF SECURITIES

As of August 1, 2007, the principal holders of record (those with more than 5% of the outstanding shares) of securities of Amana Income Fund were:

Name and Address	Shares	Percentage of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	2,803,881	32.72%

NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	1,700,795	19.85%

As of August 1, 2007, the principal holders of record (those with more than 5% of the outstanding shares) of securities of Amana Growth Fund were:

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281	8,652,999	34.39%

Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	5,567,294	22.13%

Ameritrade Inc. for the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 98103-2226	1,882,883	7.48%

As of August 1, 2007, officers and trustees (plus affiliated entities), as a group, owned 1.03% and 0.57% of the outstanding shares of the Income Fund and the Growth Fund, respectively.

8	Amana Mutual Funds Trust: Statement of Additional Information	August 20, 2007

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Administrator
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Investment Adviser and Administrator (the “Adviser”) for the Trust. Saturna Capital is also the Trust’s shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the Adviser. Mr. Kaiser is also a Trustee and President of Amana Mutual Funds Trust, and the principal portfolio manager of both the Growth Fund and the Income Fund. A discussion regarding the Trustees’ approval of the continuance of the investment advisory and administration agreements is available in the Trust’s semi-annual report dated November 30, 2006.

Advisory Fee
Under the Advisory and Administration Agreement, each Fund pays the Adviser an advisory and administration fee of 0.95% annually of average daily net assets. Additionally, the Adviser has contractually undertaken to reduce each Fund’s advisory and administration fee to: 0.95% on the first $500 million of the Fund’s average daily net assets, 0.85% on the next $500 million, and 0.75% on assets over $1 billion. This undertaking may not be rescinded without the approval of the Board of Trustees. The Adviser, at its own expense and without additional cost to the Funds, furnishes office space, office facilities and equipment, personnel (including executive officers) and clerical and bookkeeping services required to conduct the Funds’ business.

For the fiscal years ended May 31, 2007, 2006, and 2005, Saturna Capital was paid $1,178,904; $514,028 and $310,307; respectively, as the Income Fund’s investment adviser and administrator. Similarly, for the fiscal years ended May 31, 2007, 2006, and 2005, Saturna Capital was paid $3,086,467; $1,223,610 and $376,067; respectively, as the Growth Fund’s investment adviser and administrator.

The advisory agreements also provide in the event that the total expenses of either Fund (excluding taxes, commissions and extraordinary items) for any fiscal year exceed 2% of average daily net assets, the Fund shall be reimbursed for such excess. No reimbursements have been required.

Under its respective investment advisory agreement each Fund pays its own taxes, brokerage commissions, any trustees’ fees (currently none), legal and auditing fees, insurance premiums, custodian, transfer agent, registrar and dividend disbursing agent fees, expenses incurred in complying with state and federal laws regulating the issue and sale of its shares, and mailing printing costs for prospectuses, reports and notices to shareowners.

Portfolio Manager
Mr. Nicholas Kaiser is the primary portfolio manager for the Growth Fund and the Income Fund. At the fiscal year end (May 31, 2007), he directly owned $500,001-$1,000,000 of the Income Fund and $500,001-$1,000,000 of the Growth Fund. Additionally, he indirectly owned more than $1 million of the Growth Fund and Income Fund.

In addition, Mr. Kaiser is the primary manager for two other investment company portfolios, Sextant Growth Fund and Sextant International Fund, and a co-manager of the Sextant Core Fund. May 31, 2007 assets of these Sextant funds were $30 million. The Sextant Funds include a performance element in their investment advisory fees. Mr. Kaiser is also the primary manager of two other pooled investment portfolios managed solely with a performance fee, having May 31, 2007 assets of $16 million. Also at May 31, 2007, Mr. Kaiser was the primary manager for an additional twenty-six private accounts having total assets of $19 million with fees based on assets (no performance component). At August 1, 2007, both directly and indirectly, Mr. Kaiser owned approximately $5.2 million of shares in mutual funds managed by Saturna Capital. To avoid conflicts of interest, Mr. Kaiser does not trade individual securities for his own accounts or those in which he has a beneficial interest.

All Saturna Capital employees, including Nicholas Kaiser and other portfolio managers, are paid an annual salary, as set by the board of Saturna Capital. The board also pays annual bonuses to employees (except Nicholas Kaiser), that are dependent on the profits of Saturna Capital and not the results of any specific managed account or specific business of Saturna Capital. All employees are eligible for a 401(k) retirement plan, health and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance.

To align the managers’ interests with the Amana Fund’s shareowners, mutual fund portfolio managers, such as Mr. Kaiser, are also paid a monthly bonus when a fund achieves an overall rating of 4 or 5 stars from Morningstar™. The bonus is 1% of the Adviser’s net monthly fee for a 4-star rating, and 2% of the monthly fee for a 5-star rating. Morningstar™ ratings are determined within categories, and primarily reflect total returns for the last 3, 5 and 10 years. The Adviser’s net monthly fee from Amana’s funds is solely dependent on Fund assets.

The net monthly fee from the Sextant Funds is partly based on Sextant fund performance results. The Sextant Growth, International and Core Funds, which Mr. Kaiser manages or co-manages, pay a base fee of 0.60% of average daily net assets, adjusted up or down by up to 0.30% depending upon a fund’s performance over the previous 12 months compared to the average fund in its Morningstar category. The Sextant Bond Income and Short-Term Bond Funds,

August 20, 2007	Amana Mutual Funds Trust: Statement of Additional Information	9

which Mr. Kaiser does not manage, pay a base fee of 0.60% if average daily net assets, adjusted up or down by up to 0.20% depending on a fund’s performance over the previous 12 months compared to the average fund in its Morningstar category.

Since all fund assets vary over time with performance, as investors favor mutual funds with superior investment records (like the Amana funds, which have grown significantly in the last several years), the portfolio manager’s bonus is a function of both performance and assets.

The two private pooled investment portfolios managed by Mr. Kaiser pay Saturna Capital as adviser a performance fee of 10% of the year’s increase achieved from the previous highest year-end net asset value. There is no base fee, and no performance fee in years when the net asset value is below the highest previous value. As portfolio manager, Mr. Kaiser normally receives a significant portion of any fee earned as a bonus.

Saturna Capital has a 401(k) retirement plan for all its employees. It contributes to participant accounts on a matching basis to encourage voluntary salary deductions by employees, and may contribute a portion of its annual profits. For the plan year ended June 30, 2007, a profit sharing contribution was made to participant accounts of all eligible employees. However, Mr. Kaiser did not receive any profit sharing contribution because he had already reached the annual limit allowed for contributions.

The portfolio equity transactions of the funds are normally executed by Saturna Brokerage Services, an affiliate of the Adviser, but involve no conflict of interest because the Adviser has agreed to waive all commission charges normally paid on securities transactions. The Adviser has adopted a Code of Ethics which governs trading by portfolio managers to avoid conflicts of interest. To avoid any single managed account of the Adviser getting a trading advantage, portfolio transactions are done as a "bunched" order then allocated pro-rata to managed accounts. As noted above, other investment company portfolios and pooled investment portfolios managed by Mr. Kaiser pay performance fees, and thus may pay higher fees to Saturna than other accounts if certain performance objectives and other requirements are met, presenting a potential conflict of interest. Because Mr. Kaiser's compensation is impacted by firm profitability, it is possible under certain circumstances that his compensation could be more positively impacted if an account that pays a performance fee performs better than accounts that do not. However, Saturna’s policies, such as bunching client trades and certain practical considerations, mitigate the possible conflict. In Saturna’s opinion, no such conflict exists in actual practice.

Shareowner Services
Under a separate service agreement, Saturna Capital also provides shareowner services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a statement after each transaction, an historical statement at the end of each year showing all transactions during the year, and Form 1099 and Form 1042 tax forms. Saturna also, on behalf of the Funds, responds to shareowners’ questions or correspondence. Further, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds’ records. The transfer agent protects the privacy of shareowner information, but provides shareowner information to regulators and other parties with legal rights to such information. The transfer agent performs the mailing of all financial statements, notices and prospectuses to shareowners. Without cost to shareowners, the transfer agent also maintains records of contributions, disbursements and assets as required for IRAs and other IRS-qualified retirement accounts. The transfer agent makes year-end zakah computations for shareowners requesting this service. The transfer agent is paid a monthly fee of $1.65 per active account. For the fiscal years ended May 31, 2007, 2006, and 2005, Saturna Capital was paid $117,644, $73,001 and $54,477; respectively, as the Income Fund’s shareowner servicing agent. Similarly, for the fiscal years ended May 31, 2007, 2006, and 2005, Saturna Capital was paid $288,805, $128,000 and $86,823; respectively, as the Growth Fund’s shareowner servicing agent.

Rule 12b-1 Plan
Effective August 13, 2001, the Trust entered into a distribution agreement under Rule 12b-1 with Saturna Brokerage Services, Inc. (“Distributor”), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which Distributor acts as principal underwriter of Fund shares for sale to the public. This Rule 12b-1 distribution plan provides that the Funds shall reimburse the Distributor monthly at a rate of up to 0.25% annually of their average daily net assets to finance the distribution of Fund shares and to furnish services to shareowners. Unlike many such Rule 12b-1 plans, the plan reimburses the Distributor only for expenses incurred and does not compensate the Distributor regardless of expenses. The Trust does not participate in any joint distribution activities with another investment company, but does allocate the 12b-1 expense between the two Amana Funds based on relative net asset size. In 2006, the Sextant Funds of the Saturna Investment Trust adopted a 12b-1 plan that pays Saturna Brokerage Services as distributor 0.25% annually of their daily net assets.

The Trustees, in seeking shareowner approval for the distribution plan, expected that it would help the Adviser

10	Amana Mutual Funds Trust: Statement of Additional Information	August 20, 2007

and Distributor have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to regular Trustee approval, a portion of Trust assets to make payments to the Distributor or third parties for marketing and distribution services. They expected that to the extent the Adviser and Distributor have greater flexibility and resources under the plan, additional sales of Fund shares may result, and that this has the potential to benefit the Funds by reducing the possibility that Fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. There can be no assurance that these events will occur.

For the fiscal years ended May 31, 2007, 2006, and 2005, Saturna Brokerage Services was paid $310,239; $127,660 and $72,169; respectively, as the Income Fund’s underwriter under the distribution plan. Similarly, for the fiscal years ended May 31, 2007, 2006, and 2005, Saturna Brokerage Services was paid $813,569; $306,419 and $87,871; respectively, as the Growth Fund’s underwriter. No Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the plan or related agreements, but Mr. Nicholas Kaiser and other employees of Saturna Capital may be considered to receive indirect financial benefits from the operation of the plan insofar as the plan grows Trust assets and the fees paid Saturna Capital.

Under the distribution plan, the Distributor has entered into dealer selling agreements with a number of brokerage firms. These selling agreements do not compensate dealers for actual sales (the Amana Funds pay no sales commissions) - only for assets they hold and service for their customers. To the extent that fees paid to Saturna (either as investment adviser or Distributor) are passed in part to other brokerage firms, these fees should be considered as “revenue sharing” by Saturna.

In early 2007, Saturna Capital established a 401(k) retirement plan administration business. Employers pay Saturna an annual plan recordkeeping fee of $750 plus 0.25% of the year-end plan assets. Saturna Brokerage Services, as distributor of the Amana and Sextant funds, pays each retirement plan 0.25% (the 12b-1 fee) of year-end assets invested in the funds.

The Funds pay the Distributor a rate, evaluated monthly and changed from time to time (which has varied from 0.15% to 0.25% of average annual daily net assets) estimated to provide sufficient revenues to pay projected 12b-1 plan expenses. During the fiscal year ended May 31, 2007, the Distributor spent the following amounts on the following principal activities:

Advertising:	$175,469
Printing and mailing of prospectuses to other than current shareowners:	$35,864
Compensation to underwriters:	$56,350
Compensation to broker-dealers:	$984,114

The Adviser and/or its affiliates may pay additional compensation, out of their own resources and not as an expense of the Funds, to brokers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. In some cases, these payments may create an incentive for the intermediary or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an intermediary, please contact your intermediary to learn more about any payments it receives from the Adviser and/or its affiliates, as well as fees and/or commissions the intermediary charges. You should also consult disclosures made by your intermediary at the time of purchase. Any such payments will not change the net asset value or the price of a Fund’s shares.

Custodian
National City Bank, 101 W. Washington Street, Indianapolis, Indiana 46255 is the custodian of the Funds. As custodian for the Funds, the bank holds in custody all securities and cash, settles for all securities transactions, receives money from sale of shares and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from an account at the custodian bank.

Independent Registered Public Accounting Firm
Tait, Weller and Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 is the independent registered public accounting firm for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of May 31 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns, auditing the Adviser and affiliates, and assisting the Adviser in any accounting matters throughout the year.

Principal Underwriter
The Adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham WA 98225 is a discount brokerage firm and acts as distributor for the Trust under a Rule 12b-1 distribution plan. Mr. Nicholas Kaiser, an affiliated person of the Trust, is President of Saturna Brokerage Services, Inc. (“Distributor”).

The Distributor acts as principal in selling and offering shares of the Amana Mutual Funds Trust. In accordance with its contract with the Trust, the Distributor devotes appropriate efforts to effect the sales of shares of each of the Funds, but is not obligated to sell any certain number of shares. The offering of shares is continuous.

August 20, 2007	Amana Mutual Funds Trust: Statement of Additional Information	11

BROKERAGE ALLOCATION

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Adviser and is reviewed by the Board of Trustees. Although it is permitted to do so, the Adviser does not allocate brokerage to any broker in return for research or services.

The primary consideration in effecting securities transactions for the Trust is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund, and is not required to execute trades in “over-the-counter” securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

When consistent with best execution, brokerage is primarily directed to Saturna Brokerage Service, Inc., a wholly owned subsidiary of the Adviser, which engages in a discount brokerage business. Saturna Brokerage Services has agreed to execute transactions for the Funds without any commissions for calendar 2007. For the fiscal years ended May 31, 2007, 2006, and 2005, the Income Fund paid Saturna Brokerage $0, $0 and $5,004, respectively, in commissions. For the fiscal years ended May 31, 2007, 2006, and 2005, Growth Fund paid Saturna Brokerage a total of $0, $0, and $6,061, respectively, in commissions. For the fiscal year ended May 31, 2007, Income Fund paid 100% of its aggregate brokerage commissions (which were zero) to Saturna Brokerage, and the Fund effected 100% of its aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage. Also for the fiscal year ended May 31, 2007, Growth Fund paid 100% of its aggregate brokerage commissions (which were zero) to Saturna Brokerage, and the Fund effected 100% of its aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage. The Trustees review brokerage activity in detail at each regular meeting. Meetings are held on a quarterly schedule.

CAPITAL STOCK

Each Fund of Amana Mutual Funds Trust is divided into shares of beneficial interest. The shares of each separate Fund of the Trust have equal voting rights. All shares are fully paid, non-assessable, transferable and with rights of redemption, and are not subject to preemptive rights. The Trust is not required to hold annual shareowner meetings. However, special meetings may be called for such purposes as electing or removing Trustees, changing fundamental policies, or voting on approval of an advisory contract. On issues relating solely to a single Fund, only the shareowners of that Fund are entitled to vote. All dividends and distributions for each Fund shall be distributed to shareowners in proportion to the number of shares owned.

PURCHASE, REDEMPTION AND PRICING OF SHARES

See How to Buy Shares, How to Redeem Shares and Pricing of Fund Shares in the Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share.

Price
Price (net asset value) per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares outstanding. The daily price is determined for each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

Exchanges
In addition to normal purchases or redemptions, the shares of the Funds may be exchanged for shares of other funds managed by Saturna Capital. Exchanges will be made at no charge upon written request or by telephone if the shareowner has previously authorized telephone privileges. A gain or loss for federal tax purposes will be realized upon redemption of any shares for the purposes of an exchange as described above.

Early Redemption Fee Waiver
The 2% early redemption fee on Fund shares held 30 days or less is normally waived for non-participant directed, involuntary and or non-discretionary transactions. Early redemption fees are due and payable to the Fund regardless of dollar amount.

Orders Placed Directly With The Funds
Common reasons for this waiver for transactions processed directly include:

12	Amana Mutual Funds Trust: Statement of Additional Information	August 20, 2007

Corrections
Reinvested dividends
Death distributions
Disability distributions
Retirement plan required minimum distributions
Involuntary distributions required by employer decisions to change a plan
Systematic withdrawal plans
Automated asset rebalancing programs
WRAP program distributions
Participant contribution distributions
Shares redeemed as part of a defined contribution retirement plan participant-directed distribution including, but not limited to, the following examples:

Death distributions
Qualified Domestic Relations Orders (QDROs)
Shares redeemed as part of a retirement plan termination or restructuring
Shares transferred from one retirement plan to another plan in the same fund
Shares redeemed by shareowner to cover various plan fees
Excess contributions corrections
Forfeiture, or terminated employee distributions
Rollover Contributions
Other Involuntary Distributions

The following transactions are not exempt from the early redemption fee:

In Service Distributions
Hardship Distributions
Loan Distributions
Redemption Fees applied to Fund of Funds Transactions

Fund/Serv Order Processing
Waivers to early redemption fees prior to the end of the 30-day holding period apply to orders transmitted to the transfer agent through DTCC’s Fund/SERV order processing system. Those circumstances under which a waiver may or may not be granted are described using the Fund/SERV transaction and reason codes listed below.

Fund/SERV Reason Codes	Fund Waiver Policy
(1) Corrections Waiver	Yes
(2) Death Waiver	Yes
(3) Disability Waiver	Yes
(4) Mandatory/ Qualified Distribution Waiver	Yes
(5) Systematic Withdrawal Plan Waiver	Yes
(6) Defined Contribution Waiver	Yes
(7) Hardship Waiver	No
(8) Auto Rebalance Waiver	Yes
(9) Defined Contribution Plans
a. Termination Waiver	Yes
b. Involuntary Distribution Waiver	Yes
c. Loan Distribution Waiver	No
d. Excess Contribution Waiver	Yes
e. WRAP Program Distribution	Yes
f. Fund of Funds	No
g. Divorce	Yes
h. Plan Fees	Yes
(10) Reinvested Shares Waiver	Yes
(11) Exchange Buy Waiver	No
(12) Exchange Buy Aging Date Waiver	No
(13) Aging Start Date Waiver	No
(14) Eligible Transaction Waiver	No

Intermediary Processing
Financial intermediaries holding shares on behalf of Fund shareowners via omnibus accounts may or may not offer early redemption fee waivers in accordance with this policy. Such indirect Fund shareowners are advised to contact their financial intermediary before early liquidation of shares to ascertain how the Funds’ early redemption fee policy will be applied.

TAXATION OF THE TRUST

The Trust is organized as a “series” investment company. Each Fund is a separate economic entity with separate assets and liabilities and separate income streams. The shareowners of each separate Fund may look only to that fund for income, capital gain or loss, redemption, liquidation, or termination. Each Fund has separate arrangements with the Adviser. Assets of each Fund are segregated. The creditors and shareowners of each Fund are limited to the assets of that Fund for recovery of charges, expenses and liabilities. Each Fund conducts separate voting on issues relating solely to that Fund, except as required by the Investment Company Act. The tax status and tax consequences to shareowners of each Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.

Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as each has since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income tax on the amounts so distributed.

As of May 31, 2007, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$339,769

Accumulated net realized gain on investments	2,746,181

Unrealized appreciation	44,892,444

$47,978,394

August 20, 2007	Amana Mutual Funds Trust: Statement of Additional Information	13

Growth Fund
Accumulated net realized gain on investments	$1,398,775

Unrealized appreciation	102,167,978

$103,566,753

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareowners and (b) the shareowners would treat all those distributions, including distributions of net capital gain, as dividends to the extent of that Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain – a maximum of 15%) and eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

The Funds’ transfer agent must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareowner who fails to properly furnish the transfer agent with a correct Social Security or other taxpayer identification number. Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareowner who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareowner’s federal income tax liability or refunded.

Dividends a Fund pays to a foreign shareowner, other than (1) dividends paid to a foreign shareowner whose ownership of shares is effectively connected with a U.S. trade or business the shareowner carries on and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more e than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). “Short-term capital gain dividends,” if properly designated by a Fund, will be exempt from that tax. “Short-term capital gain dividends” are dividends attributable to the excess of net-short-term capital gain over net long-term capital loss, computed with certain adjustments. The exemption from withholding tax will apply to such dividends a Fund pays to foreign investors, with certain exceptions, with respect to its current taxable year.

If the IRS determines that the Trust should be fined or penalized for inaccurate or missing or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

UNDERWRITERS

Effective August 13, 2001, the Trust entered into a distribution agreement under Rule 12b-1 with Saturna Brokerage Services, Inc. (“Distributor’), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which Distributor acts as principal underwriter of Fund shares for sale to the public. The Distributor is a member of the The Financial Industry Regulatory Authority and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the Distributor are also employees of the Adviser. The distribution plan contemplates that the Funds shall reimburse the Distributor monthly at a rate of up to 0.25% annually of their average daily net assets to finance the distribution of Fund shares and to furnish services to shareowners.

For the fiscal years ended May 31, 2007, 2006, and 2005, Saturna Brokerage Services was paid $310,239; $127,660 and $72,169; respectively, as the Income Fund’s underwriter under the distribution plan. Similarly, for the fiscal years ended May 31, 2007, 2006, and 2005, Saturna Brokerage Services was paid $813,569; $306,419 and $87,871; respectively, as the Growth Fund’s underwriter.

CALCULATION OF PERFORMANCE DATA

Average annual Total Return and Current Yield information may be useful to investors in reviewing a Fund’s performance. However, certain factors should be taken into account before using the information as a basis for comparison with alternative investments. Additional calculations are made to illustrate possible taxes payable on distributions and sale of shares. The performance for any given past period is not an indication of future rates of return or yield on its shares.

Annual Average Total Return (before taxes)
For each of the following periods ended May 31, 2007 the average annual compounded Total Returns of each Fund (before taxes) were:

Income Fund
1 Year	5 Years	10 Years

24.31%	15.10%	9.69%

Growth Fund
1 Year	5 Years	10 Years

21.53%	15.48%	13.17%

14	Amana Mutual Funds Trust: Statement of Additional Information	August 20, 2007

Average annual Total Return (before taxes) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)^n = ERV

Where

P = a hypothetical initial Payment of $1,000
T = average annual Total return
n = number of years
ERV = Ending Redeemable Value of the $1,000 payment made at the beginning of the period.

To solve for average Total Return, the formula is as follows:

T = ( ERV/P)1/n - 1

Average Annual Total Return (after taxes on distributions)
For each of the following periods ended May 31, 2007 the average annual compounded Total Returns of each Fund (after taxes on distributions) were:

Income Fund
1 Year	5 Years	10 Years

23.92%	14.76%	8.75%

Growth Fund
1 Year	5 Years	10 Years

21.53%	15.48%	13.01%

Average annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)^n = ATVD

Where

P = a hypothetical initial Payment of $1,000
T = average annual Total return (after taxes on distributions)
n = number of years
ATVD = Ending Value of the hypothetical $1,000 payment made at the beginning of the period after taxes on fund distributions but not after taxes on redemption

Average Annual Total Return (after taxes on distributions and redemptions)
For each of the following periods ended May 31, 2007 the average annual compounded Total Returns of each Fund (after taxes on distribution and redemptions) were:

Income Fund
1 Year	5 Years	10 Years

16.23%	13.10%	7.74%

Growth Fund
1 Year	5 Years	10 Years

14.00%	13.65%	11.78%

Average annual Total Return (after taxes on distributions and redemptions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)^n = ATVDR

Where

P = a hypothetical initial Payment of $1,000
T = average annual Total return (after taxes on distributions and redemption)
n = number of years
ATVDR = Ending Value of the hypothetical $1,000 payment made at the beginning of the period after taxes on fund distributions and redemption

YIELD QUOTATION

Current Yield is computed by dividing the net investment income, as defined by the Securities and Exchange Commission, over a rolling 30 day period for which the yield is presented by the average number of shares eligible to receive dividends for the period over the maximum offering price per share on the last day of the period, and annualize the results. The formula used is:

Yield = 2[( a-b/cd +1)^6 -1]

Where

a = dividends accrued during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the price per share on the last day of the period

The Funds have no interest income. For the purpose of computing yield, they recognize dividend income by accruing 1/360 of the stated annual dividend rate of the security each day in the last 30 days that the security is in the portfolio. The current yield on the Income Fund and the Growth Fund for the 30 day period ending May 31,

August 20, 2007	Amana Mutual Funds Trust: Statement of Additional Information	15

2007 was 0.64% and 0%, respectively.

FINANCIAL STATEMENTS

The most recent audited annual report accompanies this Statement of Additional Information.

There is incorporated into this Registration Statement the following financial information in the Annual Report to shareowners for the fiscal year ended May 31, 2007:

Report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of May 31, 2007

Financial Highlights - years ended May 31, 2007, 2006, 2005, 2004, and 2003

Statement of Operations - Year ended May 31, 2007

Statements of Changes in Net Assets - Years ended May 31, 2007, and 2007.

Investments - as of May 31, 2007

Notes to Financial Statements

14	Amana Mutual Funds Trust: Statement of Additional Information	August 20, 2007